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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934
                        Date of Report (Date of Earliest
                          Event Reported): July 9, 2001
                          COMMISSION FILE NO. 000-28243

                                 parts.com, Inc.
                                 ---------------

               NEVADA                                88-0344869
               ------                                ----------
    (State or Other Jurisdiction                   (IRS Employer
  of Incorporation or Organization)              Identification No.)


        121 EAST FIRST STREET
          SANFORD, FLORIDA                              32771
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(Address of Principal Executive Offices)             (Zip Code)


              Registrant's telephone number:       (407) 302-1314
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ITEM 5. OTHER EVENTS

On July 9, 2001, based on the recommendations of a compensation committee of outside advisors, the Board of Directors approved new employment agreements for Shawn Lucas and Scott Anderson. Both agreements are for five-year terms and generally provided for an initial annual salary of $72,000 and stock options based on performance. In addition, the agreements addressed, stock options, unpaid wages and risks assumed by the employees. No additional shares of stock were issued to the employees.

On July 20, 2001, the Board of Directors accepted the extension until August 3, 2001 of the Convertible Promissory Note of July 20, 2001. No compensation was required for the extension. Further terms and extensions of the Note are being negotiated.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  PARTS.COM, INC.

JULY 20, 2001                                       BY: /S/ SHAWN D. LUCAS
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                                                   SHAWN D. LUCAS, PRESIDENT,
                                                   CHAIRMAN AND CEO




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